Exhibit 10(h)


                             MASTER PROMISSORY NOTE

Maximum Principal
Amount:  $2,500,000.00                                  Date:   January 25, 2002


         FOR VALUE RECEIVED, the undersigned (the "Borrower") promises to pay to the order of SCOTIABANK DE PUERTO RICO (the "Bank") at its Lending Office located at 273 Ponce de Leon Avenue, Hato Rey, Puerto Rico, in lawful money of the United States of America the lesser of:

                  the principal sum of $2,500,000 or

                  the unpaid principal balance of all Advances made by the Bank as recorded on the grid or schedule attached hereto, together with accrued interest on the principal amount.

         1.  Definitions.
             ------------

         For purposes of this note the following terms shall have the following meanings:

         "Adjusted LIBOR" means the rate of interest per annum at which deposits of equal (or like) amounts in United States dollars are offered by the principal office of The Bank of Nova Scotia in London, England, to prime banks in the London interbank market at 11:00 a.m. (London time), two (2) Business Days before the first day of each Interest Period, for a period equal to such Interest Period, and adjusted for Federal Deposit Insurance Corporation Costs and Municipal License Tax ("Patente").

         "Advance" means a disbursement of Loan funds by the Bank to the Borrower pursuant to the Commitment Letter dated December 5, 2001 and this note, and the renewal thereof upon commence ment of each additional Interest Period.

         "Base Rate" means a variable per annum reference rate of interest (as announced and adjusted by The Bank of Nova Scotia from time to time in the city of New York) for United States dollar loans made by said bank in the United States and Puerto Rico, without any representation by the Bank that said rate is the most favorable rate offered by the Bank or by The Bank of Nova Scotia.

         "Commitment Letter" means the Commitment Letter dated as of December 5,
2001  between  the  Bank  and  the  Borrower,   and  including  all  amendments,
modifications and supplements and any exhibits and schedules thereto.

         "Interest Period" means one of the successive periods of time between the date each Adjusted LIBOR Advance is disbursed (or a Base Rate Advance is converted into an Adjusted LIBOR Advance), and the date such Advance is paid in full (or converted into a Base Rate Advance). The duration of each Interest Period shall be 1, 2 or 3 months, subject in each case to market availability, and as offered by the Bank and selected by the Borrower upon notice received by the Bank not later than 10:00 a.m. (Puerto Rico time) on the first Business Day of such Interest Period.

         "Loan" means the revolving credit facility in the principal amount of this note granted by the Bank to the Borrower pursuant to the Commitment Letter, designated therein as the "Operating Loan A", and evidenced by this note.

         All capitalized terms used in this note and not otherwise defined herein shall have the meanings stated in the Commitment Letter.

                                               $2,500,000 Master Promissory Note
                                                                January 25, 2002
                                                                      Page - 2 -

         2.  Payment of Interest.
             --------------------

         Borrower shall pay interest in arrears on the22nd day of each calendar month. This note shall bear interest at an annual rate, and for such tenors, quoted by the Bank and chosen by the Borrower not later than 11:00 a.m. of the first day of each Interest Period.

                  i.       Computation.  Interest  shall  accrue  on the  unpaid
                           -----------
                           portion of the Advance from the time each Advance is credited or otherwise made available to Borrower, until the principal amount thereof is paid in full. Interest on Adjusted LIBOR Advances shall be computed on the basis of a year of 360 days and interest on Base Rate Advances shall be computed on the basis of a year of 365 days; in all cases for the actual number of days elapsed.

                  ii.      Spreads.  Interest on Adjusted  LIBOR  Advances  will
                           -------
                           accrue at one and one half (11/2) percentage points over Adjusted LIBOR, at the time of each Adjusted LIBOR Advance. Interest on Base Rate Advances will accrue fluctuating concurrently with the Base Rate.

                  iii.     Default  Interest.  In the event of any Default under
                           -----------------
                           the Commitment Letter, the interest rate on any outstanding Advances will increase, at the Bank's option, to a rate two (2) percentage points higher than the rate applicable to Base Rate Advances, effective from the date of the breach. The interest rate payable will remain at such higher rate until the breach is corrected. No such increase in the interest rate shall be construed as a waiver of any of the Bank's rights under this Agreement, including the right to demand payment, declare an Event of Default and take any other action it may be entitled to take under the terms of any Loan Document.

                  iv.      Conversion  to Base Rate  Funding.  In the event that
                           ---------------------------------
                           Borrowers do not notify the Bank of the desired interest rate option by 11:00 a.m. of the first day of an Interest Period, the rate applicable thereafter, until commencement of a new Interest Period, shall be the rate quoted above based on the Base Rate.

         2.  Payment of Principal.
             ---------------------

         This note is payable on demand.

         3.  General.
             --------

         This note has been issued pursuant to the terms and conditions of, and is entitled to the benefits and security provided in, the Commitment Letter. The Commitment Letter, among other things, contains provisions for optional and mandatory prepayments on account of the principal hereof upon the terms and conditions therein specified.

                                               $2,500,000 Master Promissory Note
                                                                January 25, 2002
                                                                      Page - 3 -

         The Borrower and its successors hereby waive presentment, protest, demand, notice of non-payment and notice of acceleration. No release of any security for the Loan or extension of time for payment of this note, and no alteration, amendment or waiver of any provision of this note or any other Loan Documents made by agreement between the Bank and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the Borrower's liability under this Note.

         This note shall be interpreted and enforced according to the laws of Puerto Rico. The terms and provisions hereof shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, legal representatives, successors and assigns. In case of judicial claim for the collection of all or part of this obligation, the undersigned promises to pay all reasonable costs, expenses and attorneys' fees incurred by the holder hereof.


MARGO CARIBE, INC.



By: /s/ Jose F. Rodriguez Ortiz
   -----------------------------



Affidavit Number: 288
                 -----

         Signed before me by Jose Fernando Rodriguez Ortiz, of legal age, married, executive, and resident of Guaynabo, Puerto Rico, as President of Margo Caribe, Inc., who was identified by his driver's license number 1449614.


         In San Juan, Puerto Rico, as of January 25, 2002.


                                                  /s/ Rebecca Cuevas Fontan
                                              ----------------------------------
                                                            Notary

(notorial seal)

                                                              Margo Caribe, Inc.
                                                          Master Promissory Note
                                                                January 25, 2002

                              SCHEDULE OF ADVANCES

                                    Page -1-

This schedule evidences Operating Loan "A" Advances made by Scotiabank de Puerto Rico to Margo Caribe, Inc. on the dates, in the principal amounts, bearing interest at the rates, and maturing on the dates set forth below, with the payments of principal set forth below, all pursuant to the Commitment Letter and the master promissory note in the maximum principal amount of $2,500,000 dated January 25, 2002:


       Date      Amount       Interest       Interest     Principal      Outstanding        Notation
                Advanced      Rate and       Payment       Payment        Principal         Made By:
                              Maturity        Amount       Amount          Balance
=====================================================================================================

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________

                                                              Margo Caribe, Inc.
                                                          Master Promissory Note
                                                                January 25, 2002


                       SCHEDULE OF ADVANCES (continuation)

                                    Page -2-

This schedule evidences Operating Loan "A" Advances made by Scotiabank de Puerto Rico to Margo Caribe, Inc. on the dates, in the principal amounts, bearing interest at the rates, and maturing on the dates set forth below, with the payments of principal set forth below, all pursuant to the Commitment Letter and the master promissory note in the maximum principal amount of $2,500,000 dated January 25, 2002:


       Date      Amount       Interest       Interest     Principal      Outstanding        Notation
                Advanced      Rate and       Payment       Payment        Principal         Made By:
                              Maturity        Amount       Amount          Balance
=====================================================================================================

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________

                                                              Margo Caribe, Inc.
                                                          Master Promissory Note
                                                                January 25, 2002


                       SCHEDULE OF ADVANCES (continuation)

                                    Page -3-

This schedule evidences Operating Loan "A" Advances made by Scotiabank de Puerto Rico to Margo Caribe, Inc. on the dates, in the principal amounts, bearing interest at the rates, and maturing on the dates set forth below, with the payments of principal set forth below, all pursuant to the Commitment Letter and the master promissory note in the maximum principal amount of $2,500,000 dated January 25, 2002:



       Date      Amount       Interest       Interest     Principal      Outstanding        Notation
                Advanced      Rate and       Payment       Payment        Principal         Made By:
                              Maturity        Amount       Amount          Balance
=====================================================================================================

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________